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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 14, 1996
                                                -----------------------------

                          COUNTRY STAR RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                      33-67526-A                   62-1536550
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(State or other               (Commission                (IRS Employer
jurisdiction of               File Number)             Identification No.)
formation)


11150 Santa Monica Boulevard, Suite 650, Los Angeles, CA     90025
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (310) 268-2200
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          (Former name or former address, if changes since last report)

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Item 4.           Changes in Registrant's Certifying Accountant.
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                           The Registrant's Board of Directors has determined,
                  effective November 12, 1996, to terminate the firm of BDO Seidman, LLP ("BDO") as the Registrant's independent auditor. The Registrant is presently in discussions with a national, "big six" accounting firm regarding the engagement of such firm to be the Registrant's new independent auditor.

                           The Registrant previously retained BDO to act as its
                  independent auditor commencing on March 18, 1996. For the period beginning with the retention of BDO and ending with the termination of BDO, the reports of BDO on the financial statements of the Registrant did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Since initially retaining BDO, the Registrant has not had any disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                           Annexed hereto as Exhibit "A" is a letter from BDO
                  dated November 14, 1996 confirming the disclosures made herein.

Item 5.           Other Events
                  ------------

                           On October 28, 1996, Robert Linton advised the
                  Registrant that, for personal reasons, he had decided to resign from the Board of Directors effective immediately. In doing so, Mr. Linton also advised representatives of the Registrant that he did not have any disagreement with management.

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

     A. Letter from BDO Seidman, LLP, dated November 14, 1996, confirming Form 8-K disclosure.



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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                          COUNTRY STAR RESTAURANTS, INC.



                                      By: /s/ Robert J. Schuster
                                          ------------------------------------
                                          Robert J. Schuster, Chief
                                            Executive Officer


Dated:   November 14, 1996








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                        [LETTERHEAD OF BDO SEIDMAN, LLP]

                                    EXHIBIT A


November 14, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:


         We have read Item 4 of Form 8-K dated November 14, 1996 of Country Star Restaurants, Inc. (the "Registrant"), and are in agreement with the statements made in response to that Item insofar as they relate to our Firm. We have no basis to agree or disagree with other statements of the Registrant contained therein.


                                Very truly yours,


                                /s/ BDO Seidman, LLP
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                                    BDO Seidman, LLP